UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	IEA	The NASDAQ Stock Market LLC
Warrants for Common Stock	IEAWW	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of Infrastructure and Energy Alternatives, Inc., a Delaware corporation (the “Company”), adopted a form of Performance Based Restricted Stock Unit Award Agreement (2020 Grants) (the “Performance RSU Agreement (2020 Grants)”) to be used by the Company in 2020 in making grants of performance based restricted stock units (“RSUs”) to certain officers, directors and employees under the Company’s 2018 Equity Incentive Plan, as amended from time to time (the “Equity Plan”). Pursuant to the 2020 Performance RSU Agreement (2020 Grants), if the vesting thresholds are met, and depending upon the threshold, a minimum of 40%, and a maximum of 160%, of the RSUs subject to the award will become subject to vesting. After the number of RSUs that may become subject to vesting is determined, such number of RSUs will vest equally in one third increments on each one, two and three year anniversary of the date of grant, or such other date determined by the Committee, subject to the terms of the Performance RSU Agreement (2020 Grants).

The foregoing summary of the Performance RSU Agreement (2020 Grants) does not purport to be complete and is qualified in its entirety by reference to the full text of the Performance RSU Agreement (2020 Grants), which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Amended and Restated Performance Based Restricted Stock Unit Award Agreement (2020 Grants)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2020

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Gil Melman
Name: Gil Melman
Title: Executive Vice President, General Counsel and Corporate Secretary